UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 FORM 8-K
 CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 11, 2015
Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1790 Hughes Landing Blvd
Suite 500
The Woodlands, TX 77380
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (832) 413-4770

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Summit Midstream Partners, LP ("SMLP" or the “Partnership”) is filing this Current Report on Form 8-K to update certain items in the Partnership's Annual Report on Form 10-K for the year ended December 31, 2014 (the "2014 Annual Report"). On May 18, 2015, SMLP acquired all of the membership interests of Polar Midstream, LLC (“Polar”) and Epping Transmission Company, LLC (collectively with Polar Midstream, "Polar and Divide") from Summit Midstream Partners Holdings, LLC ("SMP Holdings"), a wholly owned direct subsidiary of Summit Midstream Partners, LLC ("Summit Investments"), and thereby acquired certain crude oil and produced water gathering systems and under-development transmission pipelines located in the Williston Basin in North Dakota (the "Polar and Divide Drop Down"). Summit Investments, as the ultimate owner of SMLP's general partner, controls SMLP and has the right to appoint the entire board of directors of its general partner. As such, the Polar and Divide Drop Down was deemed a transaction among entities under common control and a change in reporting entity. Transfers of net assets or exchanges of membership interests between entities under common control are accounted for as if the transfer occurred at the beginning of the period, and prior periods are retrospectively adjusted to furnish comparative information similar to a pooling of interests. As a result, the following items of the 2014 Annual Report are being retrospectively adjusted to reflect the Polar and Divide Drop Down and the Partnership's 100% interest in the financial results of Polar and Divide for all periods during which common control existed:

•	Item 1. Business;

•	Item 1A. Risk Factors;

•	Item 2. Properties;

•	Item 6. Selected Financial Data;

•	Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	Item 8. Financial Statements and Supplementary Data;

•	Exhibit 12.1 Ratio of Earnings to Fixed Charges; and

•	Exhibit 21.1 List of Subsidiaries.
These items replace the same items filed in the Partnership’s 2014 Annual Report as filed with the Securities and Exchange Commission (the "SEC") on March 2, 2015.
The information in this Current Report on Form 8-K should be read in conjunction with the other information included (but not replaced as described above) in the 2014 Annual Report. More current information is contained in the Partnership's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2015 and the Partnership's other filings with the SEC.
Forward-Looking Statements. The following forward-looking statements replace the same items included on pages ii and iii of the Partnership’s 2014 Annual Report as filed with the SEC on March 2, 2015.
Investors are cautioned that certain statements contained in this report as well as in periodic press releases and certain oral statements made by our officials during our presentations are “forward-looking” statements. Forward-looking statements include, without limitation, any statement that may project, indicate or imply future results, events, performance or achievements, and may contain the words “expect,” “intend,” “plan,” “anticipate,” “estimate,” “believe,” “will be,” “will continue,” “will likely result,” and similar expressions, or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” In addition, any statement concerning future financial performance (including future revenues, earnings or growth rates), ongoing business strategies or prospects, and possible actions taken by us or our subsidiaries, are also forward-looking statements. These forward-looking statements involve external risks and uncertainties, including, but not limited to, those described under the section entitled “Risk Factors” in this report.
Forward-looking statements are based on current expectations and projections about future events and are inherently subject to a variety of risks and uncertainties, many of which are beyond the control of our management team.  All forward-looking statements in this report and subsequent written and oral forward-looking statements attributable to us, or to persons acting on our behalf, are expressly qualified in their entirety by the cautionary statements in this paragraph.  These risks and uncertainties include, among others:

•	fluctuations in natural gas, natural gas liquids ("NGLs") and crude oil prices;

•	the extent and success of drilling efforts, as well as the extent and quality of natural gas and crude oil volumes produced within proximity of our assets;

•	failure or delays by our customers in achieving expected production in their natural gas and crude oil projects;

•	competitive conditions in our industry and their impact on our ability to connect hydrocarbon supplies to our gathering and processing assets or systems;

•
actions or inactions taken or non-performance by third parties, including suppliers, contractors, operators, processors, transporters and customers, including the inability or failure of our shipper customers to meet their financial obligations under our gathering agreements;

•
our ability to acquire any assets owned by Summit Investments, which is subject to a number of factors, including Summit Investments deciding, in its sole discretion, to offer us the right to acquire such assets, the ability to reach agreement on acceptable terms, the approval of the conflicts committee of our general partner's board of directors (if appropriate), prevailing conditions and outlook in the natural gas, NGL and crude oil industries and markets, and our ability to obtain financing on acceptable terms from the credit and/or capital markets or other sources;

•	our ability to consummate acquisitions, successfully integrate the acquired businesses, realize any cost savings and other synergies from any acquisition;

•	the ability to attract and retain key management personnel;

•	commercial bank and capital market conditions and the potential impact of changes or disruptions in the credit and/or capital markets;

•	changes in the availability and cost of capital, and the results of our financing efforts, including availability of funds in the credit and/or capital markets;

•	restrictions placed on us by the agreements governing our debt instruments;

•	the availability, terms and cost of downstream transportation and processing services;

•	natural disasters, accidents, weather-related delays, casualty losses and other matters beyond our control;

•	operational risks and hazards inherent in the gathering, treating and processing of natural gas, crude oil and produced water;

•	weather conditions and seasonal trends;

•
timely receipt of necessary government approvals and permits, our ability to control the costs of construction, including costs of materials, labor and rights-of-way and other factors that may impact our ability to complete projects within budget and on schedule;

•	the effects of existing and future laws and governmental regulations, including environmental and climate change requirements;

•	the effects of litigation;

•	changes in general economic conditions; and

•	certain factors discussed elsewhere in this report.
Developments in any of these areas could cause actual results to differ materially from those anticipated or projected or cause a significant reduction in the market price of our common units and senior notes.
The foregoing list of risks and uncertainties may not contain all of the risks and uncertainties that could affect us. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. Accordingly, undue reliance should not be placed on these statements. We undertake no obligation to publicly update or revise any forward-looking statements as a result of new information, future events or otherwise, except as otherwise required by law.
Glossary of Terms. The following glossary of terms replaces the same items included on pages iv and v of the Partnership’s 2014 Annual Report as filed with the SEC on March 2, 2015.
adjusted EBITDA: EBITDA plus adjustments related to MVC shortfall payments, impairments and other noncash expenses or losses, less other noncash income or gains
AMI: area of mutual interest; AMIs require that any production from wells drilled by our customers within the AMI be shipped on or processed by our gathering systems associated natural gas: a form of natural gas which is found with deposits of petroleum, either dissolved in the oil or as a free gas cap above the oil in the reservoir
Bbl: one barrel; used for crude oil and produced water and equivalent to 42 U.S. gallons
Bcf: one billion cubic feet
condensate: a natural gas liquid with a low vapor pressure, mainly composed of propane, butane, pentane and heavier hydrocarbon fractions conventional resource basin:  a basin where natural gas or crude oil production is developed from a well drilled into a geologic formation in which the reservoir and fluid characteristics permit the crude oil and natural gas to readily flow to the wellbore; also referred to as a conventional resource play delivery point: the point where hydrocarbons are delivered into a gathering system, processing or fractionation facility or downstream transportation pipeline distributable cash flow: adjusted EBITDA plus cash interest received, less cash interest paid, senior notes interest, cash taxes paid and maintenance capital expenditures dry gas: a gas primarily composed of methane where heavy hydrocarbons and water either do not exist or have been removed through processing
EBITDA: net income or loss, plus interest expense, income tax expense, and depreciation and amortization, less interest income and income tax benefit end users: the ultimate users and consumers of transported energy products hub: geographic location of a storage facility and multiple pipeline interconnections
LACT unit: lease automatic custody transfer unit; a system for ownership transfer of hydrocarbons from the production site to trucks, pipelines or storage tanks
Mcf: one thousand cubic feet
Mbbl: one thousand barrels
Mbbl/d: one thousand barrels per day
MMBtu: one million British Thermal Units
MMcf: one million cubic feet
MMcf/d: one million cubic feet per day
MQD: minimum quarterly distribution; our partnership agreement has established a minimum quarterly distribution of $0.40 per unit per quarter, or $1.60 per unit per year
MVC: minimum volume commitment; an MVC contractually obligates a customer to ship natural gas, crude oil or produced water on our systems and/or use our processing services for a minimum quantity of natural gas
NGLs: natural gas liquids; the combination of ethane, propane, normal butane, iso-butane and natural gasolines that when removed from natural gas become liquid under various levels of higher pressure and lower temperature play: a proven geological formation that contains commercial amounts of hydrocarbons produced water: water from underground formations that is brought to the surface during crude oil production receipt point: the point where hydrocarbons are received by or into a gathering system or transportation pipeline residue gas: the natural gas remaining after being processed or treated segment adjusted EBITDA: calculated as adjusted EBITDA excluding the impact of the corporate expenses that we allocate to our reportable segments shortfall payment: the payment received from a counterparty when its volume throughput does not meet its MVC for the applicable period tailgate: refers to the point at which processed residue natural gas and NGLs leave a processing facility for end-use markets
Tcf: one trillion cubic feet
throughput volume: the volume of natural gas, crude oil or produced water transported or passing through a pipeline, plant or other facility during a particular period; also referred to as volume throughput unconventional resource basin: a basin where natural gas production is developed from unconventional sources that require hydraulic fracturing as part of the completion process, for instance, natural gas produced from shale formations and coalbeds; also referred to as an unconventional resource play wellhead: the equipment at the surface of a well used to control the well's pressure; also, the point at which the hydrocarbons and water exit the ground
Industry Overview. The following industry overview replaces the same information included on pages v and vi of the Partnership’s 2014 Annual Report as filed with the SEC on March 2, 2015.
General
The midstream sector of the energy industry provides the link between exploration and production and the delivery of crude oil, natural gas and their components to end-use markets. The midstream sector consists generally of gathering, processing, storage, and transportation activities. We provide natural gas gathering, treating and processing services as well as crude oil and produced water gathering services.
Natural Gas Midstream Services
Companies within the natural gas midstream industry create value at various stages along the natural gas value chain by gathering natural gas from producers at the wellhead, separating the hydrocarbons into dry gas and NGLs and then routing the separated dry gas and NGLs streams for delivery to end-markets or to the next intermediate stage of the value chain. The range of services provided by midstream natural gas service companies are generally divided into the following six categories:
Gathering. At the initial stages of the midstream value chain, a network of typically small diameter pipelines known as gathering systems directly connect to wellheads, pad sites or other receipt points in the production area. These gathering systems transport natural gas from the wellhead to downstream pipelines or a central location for treating and processing. Gathering systems are typically designed to allow gathering of natural gas at different pressures and scalable to allow for additional production and well connections.
Compression. Gathering systems are operated at design pressures that enable the maximum amount of production to be gathered from connected wells. Through a mechanical process known as compression, volumes of natural gas at a given pressure are compressed to a sufficiently higher pressure, thereby allowing those volumes to be delivered to treating, dehydration, processing and fractionation facilities and ultimately the market via a higher pressure downstream pipeline. Since wells produce at progressively lower field pressures as they age, it becomes necessary to add additional compression over time to maintain throughput across the gathering system.
Treating and Dehydration. Treating and dehydration involves the removal of impurities such as water, carbon dioxide, nitrogen and hydrogen sulfide, which may be present when natural gas is produced at the wellhead. These impurities must be removed for the natural gas to meet the specifications for transportation on long-haul intrastate and interstate pipelines. Moreover, end users will not purchase natural gas with high levels of impurities.
Processing. The principal components of natural gas are methane and ethane. Most natural gas also contains varying amounts of other NGLs. Even after treating and dehydration, some natural gas is not suitable for long-haul intrastate and interstate pipeline transportation or commercial use because it contains NGLs and condensate. This natural gas, referred to as liquids-rich natural gas, must also be processed to remove these heavier hydrocarbon components. NGLs not only interfere with pipeline transportation, but are also valuable commodities once removed from the natural gas stream. The removal and separation of NGLs usually takes place in a processing plant and fractionation facility using industrial processes that exploit differences in the weights, boiling points, vapor pressures and other physical characteristics of NGL components.
Fractionation. Fractionation is the process by which NGLs are separated into individual liquid products for sale to petrochemical and industrial end users. The NGL components that can be separated in fractionation generally include: ethane, propane, normal butane, iso-butane and natural gasoline. This mixture of raw NGLs is often referred to as y-grade or raw natural gas liquid mix.
Transportation and Storage. After treating and dehydration, processing and fractionation, the natural gas and NGL components are either stored or transported and marketed to end-use markets. Each pipeline system typically has storage capacity located both throughout the pipeline network and at major market centers to help temper seasonal demand and daily supply-demand shifts.
Contractual Arrangements
Midstream natural gas services, other than transportation and storage, are usually provided under contractual arrangements that vary in the amount of commodity price risk they carry. Three typical types of contracts are described below.
Fee-Based. Under fee-based arrangements, the service provider typically receives a fee for each unit of natural gas gathered and/or compressed at the wellhead and an additional fee per unit of natural gas treated or processed at its facility. As a result, the service provider bears no direct commodity price risk exposure.
Percent-of-Proceeds. Under percent-of-proceeds arrangements, the service provider typically remits to the producers either a percentage of the proceeds from the sale of residue gas and/or NGLs or a percentage of the actual residue gas and/or NGLs at the tailgate. These types of arrangements expose the gatherer/processor to commodity price risk, as the revenues from the contracts directly correlate with the fluctuating price of natural gas condensate and NGLs.
Keep-Whole. Under these arrangements, the service provider keeps 100% of the NGLs produced, and the processed natural gas, or value of the natural gas, is returned to the producer. Since some of the natural gas is used and removed during processing, the processor compensates the producer for the amount of natural gas used and removed in processing by supplying additional natural gas or by paying an agreed-upon value for the natural gas utilized. These arrangements have the highest commodity price exposure for the processor because the costs are dependent on the price of natural gas and the revenues are based on the price of NGLs.
Crude Oil Midstream Services
Pipelines typically provide the most cost-effective option for shipping crude oil. Crude oil gathering systems typically comprise a network of small-diameter pipelines connected directly to the well head that transport crude oil to central receipt points or interconnecting pipelines through larger diameter trunk lines. Common carrier pipelines frequently transport crude oil from central delivery points to logistics hubs or refineries under tariffs regulated by the Federal Energy Regulatory Commission, also known as FERC, or state authorities. Logistic hubs provide storage and connections to other pipeline systems and modes of transportation, such as railroads and trucks. Pipelines not engaged in the interstate transportation of crude may also be proprietary or leased entirely to a single customer.
Trucking complements pipeline gathering systems by gathering crude oil from operators at remote wellhead locations not served by pipeline gathering systems. Trucking is generally limited to low volume, short haul movements because trucking costs escalate sharply with distance, making trucking the most expensive mode of crude oil transportation. Railroads provide additional transportation capabilities for shipping crude oil between gathering storage systems, pipelines, terminals and storage centers and end-users.
Produced Water
Produced water is a by-product or waste stream associated with crude oil production. The cost of managing produced water is a key consideration for crude oil producers. Pipelines and trucking are used to gather produced water for transport to disposal facilities. Similar to crude oil gathering, trucking is generally limited to low volume, short haul movements.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit number		Description
12.1		Ratio of Earnings to Fixed Charges
21.1		List of Subsidiaries
23.1		Consent of Deloitte & Touche LLP
99.1		Updated 2014 Annual Report on Form 10-K - Item 1. Business.
99.2		Updated 2014 Annual Report on Form 10-K - Item 1A. Risk Factors.
99.3		Updated 2014 Annual Report on Form 10-K - Item 2. Properties.
99.4		Updated 2014 Annual Report on Form 10-K - Item 6. Selected Financial Data.
99.5		Updated 2014 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.6		Updated 2014 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	*	XBRL Instance Document (1)
101.SCH	*	XBRL Taxonomy Extension Schema
101.CAL	*	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	*	XBRL Taxonomy Extension Definition Linkbase
101.LAB	*	XBRL Taxonomy Extension Label Linkbase
101.PRE	*	XBRL Taxonomy Extension Presentation Linkbase
* Pursuant to Rule 406T of Regulation S-T, the Interactive Data Files on Exhibit 101 hereto are deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, as amended, are deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, and otherwise are not subject to liability under those sections. The financial information contained in the XBRL (eXtensible Business Reporting Language)-related documents is unaudited and unreviewed.
(1) Includes the following materials for the year ended December 31, 2014, formatted in XBRL: (i) Consolidated Balance Sheets, (ii) Consolidated Statements of Operations, (iii) Consolidated Statements of Partners' Capital and Membership Interests, (iv) Consolidated Statements of Cash Flows, and (v) Notes to Consolidated Financial Statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

September 11, 2015	/s/ Matthew S. Harrison
Matthew S. Harrison, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit number	Description
12.1	Ratio of Earnings to Fixed Charges
21.1	List of Subsidiaries
23.1	Consent of Deloitte & Touche LLP
99.1	Updated 2014 Annual Report on Form 10-K - Item 1. Business.
99.2	Updated 2014 Annual Report on Form 10-K - Item 1A. Risk Factors.
99.3	Updated 2014 Annual Report on Form 10-K - Item 2. Properties.
99.4	Updated 2014 Annual Report on Form 10-K - Item 6. Selected Financial Data.
99.5	Updated 2014 Annual Report on Form 10-K - Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.6	Updated 2014 Annual Report on Form 10-K - Item 8. Financial Statements and Supplementary Data.
101.INS	XBRL Instance Document
101.SCH	XBRL Taxonomy Extension Schema
101.CAL	XBRL Taxonomy Extension Calculation Linkbase
101.DEF	XBRL Taxonomy Extension Definition Linkbase
101.LAB	XBRL Taxonomy Extension Label Linkbase
101.PRE	XBRL Taxonomy Extension Presentation Linkbase